UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2024
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	DNA.WS	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Requirement or Standard.

On May 7, 2024, Ginkgo Bioworks Holdings, Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s Class A common stock was less than $1.00 per share over a consecutive 30 trading-day period. The notice does not result in the immediate delisting of the Company’s Class A common stock from the NYSE.

Pursuant to Section 802.01C, the Company has a period of six months from receipt of the notice to regain compliance with the minimum stock price listing requirement. The Company may regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the six-month cure period the Company’s Class A common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. If the Company is unable to regain compliance with the minimum share price requirement within the cure period, the NYSE will initiate procedures to suspend and delist the Company’s Class A common stock. The Company intends to regain compliance with NYSE's continued listing standards and is considering all available options to do so.

The Company will notify the NYSE within 10 business days of receipt of the notice of its intent to regain compliance with the requirements of Section 802.01C during the six-month cure period. The Company’s Class A common stock will continue to be listed and trade on the NYSE during this time under the trading symbol “DNA”, but will have an added designation of “.BC” to indicate that the Company is not currently in compliance with the NYSE’s continued listing standards.

Item 7.01. Regulation FD Disclosure.

As required by Section 802.01C of the NYSE Listed Company Manual, the Company issued a press release on May 13, 2024 announcing that it had received the notice of noncompliance with the NYSE’s continued listing standards. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference to this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Forward-Looking Statements

Item 3.01 of this Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements related to the Company’s ability to regain compliance with the continued listing standards of the NYSE within the applicable cure period, the Company’s ability to continue to comply with applicable listing standards of the NYSE, and any potential plans of the Company to cure the stock price deficiency. These forward-looking statements generally are identified by the words “believe,” “can,” “project,” “potential,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) our ability to regain compliance with the continued listing standards of the NYSE within the applicable cure period, (ii) our ability to continue to comply with applicable listing standards of the NYSE, (iii) volatility in the price of the Company’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company operates and plans to operate, variations in performance across competitors, and changes in laws and regulations affecting the Company’s business, (iv) the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional business opportunities, (v) the risk of downturns in demand for products using synthetic biology, (vi) the uncertainty regarding the demand for passive monitoring programs and biosecurity services, (vii) changes to the biosecurity industry, including due to advancements in technology, emerging competition and evolution in industry demands, standards and regulations, (viii) the outcome of any pending or potential legal proceedings against the Company, (ix) our ability to realize the expected benefits from and the success of our Foundry platform programs, (x) our ability to successfully develop engineered cells, bioprocesses, data packages or other deliverables, and (xi) the product development or commercialization success of our customers. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 29, 2024, the Company’s most recent quarterly report on Form 10-Q, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press Release, issued by Ginkgo Bioworks Holdings, Inc. on May 13, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: May 13, 2024	By:	/s/ Mark Dmytruk
	Name:	Mark Dmytruk
	Title:	Chief Financial Officer